Exhibit 99.1

Press release

Shareholders of The Shyft Group approve merger with Aebi Schmidt

CH-Frauenfeld, June 18, 2025 – The shareholders of The Shyft Group today approved the merger with Aebi Schmidt Group by 99% percent of the shares voted, representing approximately 81% of the total outstanding shares. This means that the Swiss specialty vehicle manufacturer based in Frauenfeld can definitively merge with the The Shyft Group. Aebi Schmidt will hold a 52 percent majority stake in the combined company, which will be traded on the NASDAQ Stock Market under the symbol AEBI. The transaction is expected to be completed around July 1, 2025.

“We are delighted that the shareholders of the Shyft Group are also overwhelmingly convinced by the industrial logic of the transaction,” said Aebi Schmidt’s chairman, Peter Spuhler, who will remain the main shareholder with a 35% stake after the merger. The incoming Chairman of the Aebi Schmidt Board of Directors,  and current Chairman of The Shyft Group, James Sharman, said: “Shareholder approval brings us closer to joining these  complementary companies  and creating an organization well positioned  future growth.” Aebi Schmidt will have six of the eleven members of the Board of Directors and The Shyft Group will have five members. The combined group companies will operate under the name Aebi Schmidt Group.

The merger creates the world's leading specialty vehicle manufacturer and upfitter with a turnover of around 2 billion US dollars. The merged company will continue to be headquartered in Frauenfeld, Switzerland, and will be led by current CEO Barend Fruithof. He also will become Vice-Chairman of the Board of Directors. He said, “Now we need to start the integration work so that we can achieve the expected synergies and added value for customers and shareholders.”

The merger enables a global operational setup, and the listing of the company on the Nasdaq Stock Market will help Aebi Schmidt to continue its  growth strategy. Aebi Schmidt's location in Switzerland will be strengthened and we expect that jobs in Switzerland will be preserved in the long term. In addition, Aebi Schmidt will diversify its end markets, become a national supplier in the US market, and strengthen its European business in the long term. The two companies are highly complementary. As a result of the merger, the new company will have over 70 locations worldwide, 40 of which are in the USA. The combined turnover of the two companies reached around 2 billion US dollars in 2024, with an adjusted EBITDA including synergies of around 200 million US dollars.

The Swiss company Aebi was acquired by entrepreneur Peter Spuhler in 2006 and merged with Schmidt in southern Germany in 2007. Under the leadership of Barend Fruithof, Aebi Schmidt has grown continuously in recent years and last year achieved record sales of over EUR 1 billion.

The merger is expected to have a positive impact on earnings due to  geographical expansion, cross-selling and cost optimization. Accelerated growth, strong margins and  strong free cash flow should also make the company an attractive value for Swiss investors. The dividend will be distributed tax-free to Swiss investors.

To summarize:

■	Shyft Group shareholders approved merger with Aebi Schmidt, creating a leading global specialty vehicle manufacturer.
■	The combined company group will be called the Aebi Schmidt Group.
■	As a result of this transaction, the Aebi Schmidt share will be traded on the NASDAQ stock market under the symbol “AEBI”.
■	Current Aebi Schmidt shareholders will hold the majority of shares in the combined company and Barend Fruithof will continue as CEO
■	Peter Spuhler will remain the largest shareholder.

Media contact

Barend Fruithof
CEO Aebi Schmidt Group
barend.fruithof@aebi-schmidt.com
Phone: +41 44 308 58 68

Thomas Schenkirsch
Head Group Strategic Development
thomas.schenkirsch@aebi-schmidt.com
Phone: +41 44 308 58 55

Aebi Schmidt Holding AG
Schulstrasse 4 | 8500 Frauenfeld | Switzerland
Further information https://www.aebi-schmidt.com https://www.theshyftgroup.com https://www.youtube.com/user/AebiSchmidtGroup https://media.aebi-schmidt.com (pictures, logos)

About the Aebi Schmidt Group

The Aebi Schmidt Group is a global leader in intelligent solutions for customers who care for clean and safe infrastructure and cultivate challenging grounds. The unique variety of its range of products comprises its own vehicles as well as innovative attachable and demountable devices for individual vehicle equipment. The products combined with a support and service programme perfectly tailored to sophisticated customer needs offer the appropriate solution to nearly any challenge. The globally active Group with headquarters in Switzerland has generated net sales of over 1 billion EUR in 2024 and has recently announced that it will merge with The Shyft Group and go public on the NASDAQ. Exchange. Aebi Schmidt currently employs around 3,000 people in 16 sales organisations and over a dozen production facilities worldwide. The company is represented in a further 90 countries through established dealer partnerships. The portfolio consists of the product brands Aebi, Schmidt, Nido, Arctic, Monroe, Towmaster, Swenson, Meyer, MB, ELP and Ladog – all well-established on the market, some of which have been represented for more than 100 years.

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Its customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Builtmore Contract Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 2,900 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $786 million in 2024.

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Forward-Looking Statements

Certain statements in this press release are forward-looking statements. In some cases, forward-looking statements are identified by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements”, including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Aebi Schmidt or Shyft based on currently available information. These forward-looking statements may include projections of Aebi Schmidt’s, Shyft’s or the combined company’s future financial performance, their anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on Aebi Schmidt’s management’s current expectations and projections about future events. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Aebi Schmidt’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include, among others, the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; the prohibition or delay of the consummation of the proposed transaction by a governmental entity; the risk that the proposed transaction may not be completed in the expected time frame; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration; the ability of the combined company to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of the combined company; inability to retain and hire key personnel; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits; disruptions to existing business operations; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks related to ownership of Aebi Schmidt’s common stock; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Aebi Schmidt’s and Aebi Schmidt’s management’s time on transaction-related matters. These risks, as well as other risks associated with the businesses of Aebi Schmidt and Shyft, will be more fully discussed in the combined proxy statement/prospectus. Although management believes the expectations reflected in the forward-looking statements are reasonable, Aebi Schmidt cannot guarantee future results, level of activity, performance or achievements. Moreover, neither management, Aebi Schmidt nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Aebi Schmidt wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Aebi Schmidt is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward-looking statements after the date of this press release to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events.

No offer or solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Participants in the Solicitation

Aebi Schmidt Holding AG and its affiliates (collectively, “Aebi Schmidt Group”) and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the combined proxy statement/prospectus and other relevant materials when it is filed with the SEC.

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Certain Financial Measures

Certain financial measures used herein are not based upon US GAAP. In addition, Adjusted EBITDA is a non-GAAP financial measure that may be different from non-GAAP financial measures used by other companies. Adjusted EBITDA should not be construed as an alternative to net income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity.
Certain amounts related to the transaction described herein have been expressed in U.S. dollars or Euros for convenience and, when expressed in U.S. dollars or Euros in the future, such amounts may be different from those set forth herein.

Additional information and where to find it

Aebi Schmidt filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The Form S-4  contains a combined proxy statement/prospectus of Aebi Schmidt and Shyft. Aebi Schmidt and Shyft prepared and filed the combined proxy statement/prospectus with the SEC and Shyft will mail the combined proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction. INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Form S-4, the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction will be available when filed free of charge on the SEC’s web site at www.sec.gov.

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